UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 4, 2020

Date of report (Date of earliest event reported)

GENPREX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38244	90 - 0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1601 Trinity Street, Suite 3.322, Austin, TX		78712
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Patent and Technology License Agreement with The University of Texas M. D. Anderson Cancer Center

On May 4, 2020, Genprex, Inc. (“Genprex”) and The Board of Regents of the University of Texas System, on behalf of The University of Texas M. D. Anderson Cancer Center (“UTMDACC”) entered into a Patent and Technology License Agreement (the “License Agreement”). Pursuant to the License Agreement, UTMDACC granted to Genprex a worldwide, exclusive, sublicensable license under certain patents and related technology, referred to collectively as the Licensed IP, related to the treatment of cancer using Oncoprex™ immunogene therapy, Genprex’s lead drug candidate, in combination with certain immunotherapies. Use of chemotherapy in combination with Oncoprex and immunotherapy is also covered by the Licensed IP. In consideration, Genprex will make certain agreed upon payments to UTMDACC, including an up-front license fee, annual maintenance fees, milestone payments (aggregating up to a maximum of $4,150,000 over the term of the License Agreement) and single digit royalty payments (until such time that $3 billion per year in worldwide sales of licensed products using the Licensed IP is achieved and low double digits thereafter) and  minimum annual royalties for sales of licensed products using the Licensed IP, as well as reimbursement of patent expenses. The term of the License Agreement expires on the last to occur of: (a) the expiration of all patents subject to the License Agreement, or (b) thirty years after execution, subject to earlier termination rights by each of Genprex and  UTMDACC, including UTMDACC’s right to terminate the License Agreement upon the occurrence of certain events, including Genprex’s failure to meet certain commercial diligence milestones.

Item 8.01 Other Events.

Press Release

On May 5, 2020, Genprex issued a press release announcing the License Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 5, 2020, issued by Genprex, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENPREX, INC.

Date: May 8, 2020	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer (Principal Financial Officer)